UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 18, 2009
EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO	63121
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number including area code: 314-996-0900
No change since last report
(Former Name or Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On December 18, 2009, the Board of Directors of Express Scripts, Inc. (the “Company”) approved an amendment to that certain Rights Agreement, dated as of July 25, 2001, between the Company and American Stock Transfer & Trust Company, as Rights Agent, as amended (the “Rights Agreement”). The amendment revises the form of Certificate of Designations of Series A Junior Participating Preferred Stock (the “Certificate of Designations”) to reduce the supermajority voting standard for amendments to a majority of the outstanding shares of the Series A Preferred Stock, voting separately as a class.
The foregoing summary of the amendment to the Rights Agreement is qualified in its entirety by reference to the text of Amendment No. 2 to Rights Agreement, a copy of which is filed herewith as Exhibit 10.1, and incorporated herein by reference. The full text of the Rights Agreement was filed as Exhibit No. 4.1 to the Company’s Current Report on Form 8-K filed July 31, 2001, and Amendment No. 1 thereto was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 31, 2005.
Item 3.03 Material Modification to Rights of Security Holders
The information contained in Items 1.01 and 5.03 hereof are incorporated by reference herein.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 18, 2009, the Board of Directors (the “Board”) of the Company amended, effective immediately, Section 6.9 of the Company’s Third Amended and Restated Bylaws (the “Bylaws”) to remove the “supermajority” provisions from Bylaws and to provide that the Bylaws may be amended by a majority of the voting power of then outstanding stock entitled to vote thereon.
Additionally, on December 18, 2009, the Board amended, effective as of the same date upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, the Certificate of Designations of Series A Junior Participating Preferred Stock (the “Certificate of Designations”) to reduce the supermajority voting standard for amendments to a majority of the outstanding shares of the Series A Preferred Stock, voting separately as a class.
The foregoing summaries of the Certificate of Amendment of the Certificate of Designations and the Bylaws are qualified in their entirety by reference to the text of the Certificate of Amendment of the Certificate of Designations and Section 6.9 of the Bylaws, copies of which are filed herewith as Exhibit 3.1 and 3.3, and incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS, INC. (Registrant)
Date: December 18, 2009	By:	/s/ Keith J. Ebling
Keith J. Ebling
General Counsel

Exhibit Index

Exhibit No.	Exhibit

3.1	Certificate of Amendment of the Certificate of Designations of Series A Junior Participating Preferred Stock of Express Scripts, Inc.

3.2	Article 10 of the Certificate of Certificate of Designations of Series A Junior Participating Preferred Stock of Express Scripts, Inc., marked to show amendments effective December 18, 2009.

3.3	Section 6.9 of the Bylaws of Express Scripts, Inc.

3.4	Section 6.9 of the Bylaws of Express Scripts, Inc., marked to show amendments effective December 18, 2009.

10.1	Amendment No. 2 to Rights Agreement between the Corporation and American Stock Transfer & Trust Company, as Rights Agent, dated December 18, 2009